                                                                   Exhibit 10.19


                       GRANITE BROADCASTING CORPORATION
                         DIRECTORS' STOCK OPTION PLAN
                         ----------------------------

                       As amended through July 27, 1999

                                   ARTICLE I

                                    GENERAL
                                    -------

1.01.  Purpose.  The purpose of the Granite Broadcasting Corporation Directors'
       -------
Stock Option Plan (the "Plan") is to promote the overall financial objectives of Granite Broadcasting Corporation (the "Company") and its stockholders by aligning the interests of the Company's stockholders and its Non-Employee Directors (as defined in Article IV) through the grant of options to acquire shares of the Company's Common Stock (Nonvoting), par value $.01 per share, and any other stock or security resulting from the adjustment thereof or substitution therefor pursuant to Section 8.02 ("Common Stock (Nonvoting)"). The Plan is also intended to attract and retain well-qualified persons for service as Non-Employee Directors. The Plan is designed to comply with the provisions of Rule 16b-3 ("Rule 16b-3") promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

1.02.  Options.  For the purposes of the Plan, the right to acquire a specified
       -------
number of shares of Common Stock (Nonvoting) at a stated price in accordance with the terms of this Plan and an Option Agreement (as defined in Section 6.02) shall be referred to as an "Option." Options granted under the Plan will not qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

1.03.  Effective Date of Plan.  This Plan shall become effective on March 1,
       ----------------------
1994 (the "Effective Date"); provided, however, that the approval by a majority (or such other proportion as may be required by state law or the Certificate of Incorporation of the Company) of the outstanding shares of Voting Common Stock, par value $.01 per share, of the Company (the "Voting Common Stock"), voted either in person or by proxy, at a duly held stockholders meeting or by written consent is obtained within twelve (12) months of such adoption.

                                  ARTICLE II

                          ADMINISTRATION OF THE PLAN
                          --------------------------

     The Plan shall be implemented and administered by the Board. Subject to the terms and conditions of the Plan, the Board shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Board deems desirable. In construing, amending and administering the Plan, the Board shall have full and final discretion in all of its actions under the Plan only to the extent consistent with Rule 16b-3(c)(2)(ii) promulgated under the Exchange Act. All expenses of administering the Plan shall be borne by the Company.

                                  ARTICLE III

                           STOCK SUBJECT TO THE PLAN
                           -------------------------

3.01.  Number of Shares.  The stock subject to the Options granted under this
       ----------------
Plan shall be the Common Stock (Nonvoting). Under the Plan, Options may be granted to purchase up to 1,000,000 shares of Common Stock (Nonvoting), subject to adjustment as provided in Section 8.02. The shares of Common Stock (Nonvoting) to be issued upon the exercise of Options may be authorized but unissued shares, or shares issued and reacquired by the Company.

3.02.  Release of Shares.  If any Option granted hereunder shall be cancelled,
       -----------------
expire or terminate for any reason without having been exercised in full, the shares of Common Stock (Nonvoting) subject to such Option shall thereafter again be available to be granted under the Plan.

3.03.  Stockholder Rights.  No person shall have any rights of a stockholder of
       ------------------
the Company with respect to shares of Common Stock (Nonvoting) subject to an Option until, after proper exercise of the Option, such shares have been recorded on the Company's official stockholder records as having been issued or transferred to the party exercising the Option. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred (to the party exercising the Option) in the Company's official stockholder records, except as provided in
Section 8.02. The Company shall cause its transfer agent to record the shares as issued or transferred.

3.04.  Stock Valuation.  If and when the value or closing price of Common Stock
       ---------------
(Nonvoting) shall be required to be determined, it shall be the closing price reported on the NASDAQ National Market or the principal securities exchange on which the Common Stock (Nonvoting) may then be traded, as the case may be, or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported (which value or closing price shall be referred to herein as the "Fair Market Value per share," or for a group of shares, as the total "Fair Market Value").

                                  ARTICLE IV

                                  ELIGIBILITY
                                  -----------

     Each member of the Board who is not an employee, either full-time or part-time, of the Company (each a "Non-Employee Director") shall be eligible to receive Options to purchase shares of Common Stock (Nonvoting) in accordance with Article V. A person to whom an Option hereunder is granted shall be referred to hereinafter as an "Optionee" and such term shall include any person who is appointed as a guardian of the Optionee's estate, any legal representative of the Optionee's estate and any person to whom the Option is transferred pursuant to the applicable laws of descent and distribution.

                                   ARTICLE V

                               GRANT OF OPTIONS
                               ----------------

5.01.   Director Service Awards.
        -----------------------

     (a) During the five (5) day period commencing on the Effective Date, each Director shall have the right to make an irrevocable three-year election to receive Options as compensation payable to such Director for attendance at regular quarterly meetings ("Regular Board Meetings") of the Board (an "Option Election"). Each Director making an Option Election shall receive an Option to purchase 10,800 shares of Common Stock (Nonvoting) ("1994 Awards") in lieu of the cash compensation that he would otherwise receive for attending Regular Board Meetings during the period from and including the Effective Date until the earlier to occur of: (i) termination of such Director's membership on the Board ("Completion of Service"); or (ii) the day immediately preceding the 1997 Triennial Period Commencement Date (as defined below) (the "1994 Triennial Period Completion Date"). Each Director who received 1994 Awards shall be granted an Option, dated July 25, 1995, to purchase 3,600 shares of Common Stock (Nonvoting) ("1995 Awards"), which number of shares equals 600 multiplied by the number of Regular Board Meetings from July 24, 1995 until the 1997 Triennial Period Completion Date (as defined below), as compensation for attendance at Regular Board Meetings during the period from and including the Date of Grant of the Option until the earlier to occur of: (i) his or her Completion of Service; or (ii) the 1997 Triennial Period Completion Date.

     (b) On February 25, 1997 (the "1997 Triennial Period Commencement Date"), each Director then in office shall be granted an Option to purchase 18,000 shares of Common Stock (Nonvoting) ("1997 Awards"), which Option shall serve as the Director's Compensation for attendance at Regular Board Meetings during the period from and including the Date of Grant of the Option until the earlier to occur of: (i) his or her Completion of Service; or (ii) the day immediately preceding the initial

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Quinquennial Period Commencement Date (as defined below) (the "1997 Triennial
Period Completion Date"). Each Director who received 1997 Awards shall be granted an Option, dated April 27, 1999, to purchase 4,875 shares of Common Stock (Nonvoting) ("1999 Awards"), which number of shares equals 1,625 multiplied by the number of Regular Board Meetings from April 26, 1999 until the 1997 Triennial Period Completion Date, as compensation for attendance at Regular Board Meetings during the period from and including the Date of Grant of the Option until the earlier to occur of: (i) his or her Completion of Service; or
(ii) the 1997 Triennial Period Completion Date.

     (c) On April 27, 1999 and on each five year anniversary thereof (each such date a "Quinquennial Period Grant Date"), each Director then in office shall be granted an Option to purchase 62,500 shares of Common Stock (Nonvoting), which Option shall serve as the Director's Compensation for attendance at Regular Board Meetings during the period from and including February 25, 2000 (each such date and each five year anniversary thereof, a "Quinquennial Period Commencement Date") until the earlier to occur of: (i) his or her Completion of Service; and
(ii) the day immediately preceding the next Quinquennial Period Commencement Date (each such date, a "Quinquennial Period Completion Date"). Any compensation for attendance at any other meetings of the Board shall be only in cash.

     (d) Each person who first becomes a Director after the Effective Date (other than on the 1997 Triennial Period Commencement Date or on a Quinquennial Period Grant Date) shall be granted, on the date such Director is first elected a Director of the Company, an Option to purchase a number of shares equal to: the number of Regular Board Meetings scheduled from the date of his or her commencement of service as a Director until the earlier of the 1994 Triennial Period Completion Date, the 1997 Triennial Period Completion Date or the Quinquennial Period Completion Date for the period covered by the award, as applicable, multiplied by 1,500, in the case of Regular Board Meetings prior to April 27, 1999, or 3,125, in the case of Regular Board Meetings on or after April 27, 1999. All Options granted pursuant to Sections 5.01(b)-(d) shall serve as the Director's compensation for attendance at Regular Board Meetings during the period from and including his or her election as a Director until the earlier to occur of: (i) his or her Completion of Service; or (ii) the 1994 Triennial Period Completion Date, the 1997 Triennial Period Completion Date, or the Quinquennial Period Completion Date for the period covered by the award, as applicable.

5.02.    Committee Service Awards.
         ------------------------

     (a) On the Effective Date and on the first anniversary of the Effective Date, each Director shall be granted an Option to purchase 400 shares of Common Stock (Nonvoting) (an "Annual

Committee Award") as compensation for service on each committee of the Board on which he or she serves, if any.

     (b) On July 25, 1995, each Director who is then a member of the Company's Audit Committee or Compensation Committee (each such Committee and only such Committees being a "Board Committee") shall be granted an Option to purchase 6,000 shares of Common Stock (Nonvoting) (a "1995 Committee Award") for service on each Board Committee on which he or she is a member. On the 1997 Triennial Period Commencement Date, each Director who is then a member of a Board Committee shall be granted an Option to purchase 9,000 shares of Common Stock (Nonvoting) for service on each Board Committee on which he or she is a member. On each Quinquennial Period Grant Date, each Director who is then a member (other than the Chair) of a Board Committee shall be granted an Option to purchase 12,500 shares of Common Stock (Nonvoting) for service on each Board Committee on which he or she is a member, and each Director who is then the Chair of a Board Committee shall be granted an Option to purchase 17,500 shares of Common Stock (Nonvoting) for service as the Chair of such Board Committee.

     (c) Each person who becomes a member of a specific Board Committee for the first time after July 25, 1995 but prior to February 24, 2000 (other than on the 1997 Triennial Period Commencement Date), shall be granted an Option to purchase a number of shares of Common Stock (Nonvoting) equal to 9,000 minus 1,500 multiplied by the number of complete 180 day periods from the Triennial Period Commencement Date immediately preceding the Date of Grant of such Option until the Date of Grant. Each person who becomes a member of a specific Board Committee for the first time after February 25, 2000 (other than on a Quinquennial Period Grant Date), shall be granted an Option to purchase a number of shares of Common Stock (Nonvoting) equal to 12,500 (17,500 in the case of a Board Committee Chair) minus 625 (875 in the case of a Board Committee Chair) multiplied by the number of regular quarterly meetings of such Board Committee ("Regular Committee Meetings") from the Quinquennial Period Commencement Date immediately preceding the Date of Grant of such Option until the Date of Grant. Notwithstanding the above, each person who becomes a member of a specific Board Committee for the first time between April 28, 1999 and February 24, 2000 shall be granted an Option to purchase a number of shares of Common Stock (Nonvoting) equal to the sum of (i) the number of complete 180 day periods from the Date of Grant of such Option until February 24, 2000 multiplied by 1,500 and (ii) 12,500 (or 17,500 in the case of Board Committee Chair). After February 25, 2000, each person who becomes a member of a specific Board Committee for the first time between a Quinquennial Period Grant Date and the Quinquennial Period Commencement Date to which such Quinquennial Period Grant Date relates, shall be granted an Option to purchase a number of shares of Common Stock (Nonvoting) equal to the sum of (i) the number of Regular Committee Meetings between the Date of Grant and the immediately following Quinquennial Period Commencement Date multiplied by 625 (875 in the case of a Board Committee Chair) and (ii) 12,500 (or 17,500 in the case of Board Committee Chair).

     (d) All Options granted pursuant to Sections 5.02(b)-(c) with respect to periods prior to and including February 24, 2000 shall serve as compensation to Board Committee members for attendance at Regularly Scheduled Committee Meetings of the Board Committee for which the Option was granted occurring from the Date of Grant of such Options until the earlier to occur of: (i) termination of such Director's membership on the Board Committee; or (ii) the 1994 Triennial Period Completion Date (in the case of grants on or prior to February 24, 1997) or the 1997 Triennial Completion Date (in the case of grants on or after February 25, 1997). For purposes of this Plan, Regularly Scheduled Committee Meetings shall mean up to two meetings per calendar year of a Board Committee occurring on, or within 30 days' prior to, a Regular Board Meeting. All Options granted pursuant to this Section 5.02(b) with respect to periods beginning on or after February 25, 2000 shall serve as compensation to Board Committee members for attendance at Regular Committee Meetings of the Board Committee for which the Option was granted occurring from the Date of Grant of such Options until the earlier to occur of: (i) termination of such Director's membership on the Board Committee; or (ii) the Quinquennial Period Completion Date for the five year period to which the grant relates.

                                  ARTICLE VI

                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

6.01.  Exercise Price.  The price per share of each share of Common Stock
       --------------
(Nonvoting) purchased upon the exercise of an Option shall be the Fair Market Value per share of the Common Stock (Nonvoting) on the date the Option is granted (the "Date of Grant").

6.02.  Option Agreement.  Each Option granted under this Plan shall be evidenced
       ----------------
by an option agreement (an "Option Agreement"), which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan.

6.03.  Term of Option; Exercisability.
       ------------------------------

     (a) With respect to all awards granted on or prior to the 1994 Triennial Period Completion Date (other than Annual Committee Awards), subject to the provisions of Articles VII and IX and Section 8.02, on the first anniversary of the date of attendance, in person, at each Regular Board Meeting or Regularly Scheduled Committee Meeting, as applicable, held prior to the 1994 Triennial Period Completion Date, Options to purchase 1,500 (900 shares with respect to the 1994 Grants and

600 shares with respect to the 1995 Grants) shares of Common Stock (Nonvoting) shall become fully exercisable. All Annual Committee Service Awards shall become fully exercisable on the first anniversary of the Date of Grant thereof.

     (b) With respect to all awards granted on or after the 1997 Triennial Period Commencement Date for periods ending on or prior to the 1997 Triennial Period Completion Date, subject to the provisions of Article VII and IX and
Section 8.02, (i) Options to purchase 1,500 shares of Common Stock (Nonvoting) shall become fully exercisable on the date of attendance, in person, at each Regular Board Meeting held prior to April 27, 1999 or each Regularly Scheduled Committee Meeting, as applicable, held prior to the 1997 Triennial Completion Date, and (ii) Options to purchase 3,125 shares of Common Stock (Nonvoting) shall become fully exercisable on the date of attendance, in person, at each Regular Board Meeting on or after April 27, 1999 and prior to the 1997 Triennial Period Completion Date.

     (c) With respect to all awards granted on or after April 27, 1999 for periods beginning on or after the initial Quinquennial Period Commencement Date, subject to the provisions of Article VII and IX and Section 8.02, (i) Options to purchase 3,125 shares of Common Stock (Nonvoting) shall become fully exercisable on the date of attendance, in person or by telephonic means, at each Regular Board Meeting held prior to the Quinquennial Period Completion Date for the period covered by the award, and (ii) if applicable, Options to purchase 625 (875 in the case of a Board Committee Chair) shares of Common Stock (Nonvoting) shall become fully exercisable on the date of attendance, in person or by telephonic means, at each Regular Committee Meeting held prior to the Quinquennial Period Completion Date for the period covered by the award.

     (d) Notwithstanding anything to the contrary contained in this Section 6.03, no Options shall become exercisable prior to the amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock (Nonvoting) to at least 30,000,000 shares. Once exercisable, all Options, unless earlier terminated pursuant to the provisions of the Plan, shall remain exercisable until ten (10) years from the Date of Grant (the "Option Period"). An exercisable Option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock (Nonvoting).

     (e) All Options (whenever granted, that could become exercisable as a result of attendance at a future Regular Board Meeting or Regular Committee Meeting or that, upon the passage of time following attendance at a prior Regular Board Meeting or Regular Committee Meeting, would become exercisable) shall become immediately exercisable upon: (i) the death or disability (as defined in Section 22(e)(3) of the Code) of such Optionee;

and (ii) the occurrence of a "Change of Control." For purposes hereof, a "Change of Control" shall occur on the date on which W. Don Cornwell no longer owns, beneficially, in excess of 50% of the issued and outstanding Class A Common Stock of the Company."

6.04.  Method of Exercise.  An Option may be exercised: (i) by giving written
       ------------------
notice to the Company's Secretary at the Company's main office, 767 Third Avenue, New York, New York 10019 (or any office which is the successor main office or which is otherwise designated as the office to which such notice is to be given), specifying the number of whole shares to be purchased and accompanied by payment therefor in full in a method provided in Section 6.05 below; and (ii) by executing such documents as the Company may reasonably request to satisfy the Optionee's obligations under the Plan and the Option Agreement. No shares of Common Stock (Nonvoting) shall be issued until the full purchase price therefor has been paid and the withholding obligations described in Article XII have been satisfied. The Company shall deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for the shares being purchased; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it, with reasonable diligence, to comply with any requirements of the law. Pursuant to Article IX, the Company may also require that, at the time of exercise, each Optionee deliver an investment representation, in form acceptable to the Company and its counsel, that the shares are being acquired for investment and not with a view to their distribution.

6.05.  Method of Payment.  The purchase price of the shares of Common Stock
       -----------------
(Nonvoting) as to which an Option shall be exercised, shall be paid to the
Company: (i) in cash; (ii) in previously owned whole shares of Common Stock (Nonvoting)(for which the director has good title free and clear of all liens and encumbrances) having a Fair Market Value determined as of the date of exercise; or (iii) a combination of (i) and (ii).

6.06.  Reload Option.  The Board may provide, at or subsequent to the date of
       -------------
grant of an option, that in the event an Optionee pays the option price of such option (in whole or in part) by tendering Common Stock owned by the Optionee, such Optionee shall automatically be granted a relaod option for the number of shares of Common Stock used to pay the exercise price. The reload option shall be subject to the terms and conditions that the Board will in its discretion provide, consistent with the terms of the Plan. Unless the Board explicitly provides otherwise, if a reload option is granted as set forth above, one or more successive reload options will be automatically granted to an Optionee who pays all or part of the exercise price of any such reload option by tendering Common Stock owned by such Optionee.

6.07.  Non-assignability.  Options under the Plan will not be transferable by an
       -----------------
Optionee except by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option is exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his duly authorized legal representative. Notwithstanding the foregoing, the Board may, in its discretion, authorize all or a portion of the Option granted to a Optionee to be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of such Optionee ("Immediate Family Members"), (ii) a trust or trusts for exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, as applicable, provided that (x) there may be no consideration for any such transfer, (y) the Option agreement pursuant to which such Options are granted must be approved by the Board and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except those occurring by laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, the term Optionee shall be deemed to refer to the transferee; provided, however, that, the Option shall continue to be exercisable and shall terminate in accordance with its terms as if the transferor (Non-Employee Director) remained the holder of the Option. Options under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

                                  ARTICLE VII

                                  TERMINATION
                                  -----------

7.01.  Disability or Death. If a Non-Employee Director's directorship terminates
       -------------------
by reason of Disability (as defined herein) or death, any Option granted under the Plan and held by the Non-Employee Director may thereafter be exercised by such Director (or the duly appointed guardian of the director's estate or the legal representative of the director's estate or the person to whom the Option is transferred pursuant to applicable laws of descent and distribution) at any time prior to the earlier to occur of six (6) months after the date of such termination of the Non-Employee's Director's directorship and the expiration of the Option Period, but, subject to Section 6.03(d), only to the extent of the number of shares for which Options were then exercisable by him on the date of termination. If a Non-Employee Director dies during the six (6) month period following termination of such director's directorship by reason of Disability, any Option held by the Non-Employee Director may thereafter be exercised by the legal representative of the Director's estate (or the person to whom the Option is transferred pursuant to applicable laws of descent and distribution) for a period of six (6) months from the date of death. A Disability shall mean a permanent physical or mental incapacity which, in the reasonable determination of the Board, renders the Optionee unable to perform the duties of a director of the Company.

7.02.  Other Termination.  If a Non-Employee Director's directorship terminates
       -----------------
for any reason other than Disability or death, any Option held by the Non-Employee Director (excluding any Option which, as of the date of the termination of directorship, was not then exercisable) may thereafter be exercised at any time prior to the earlier to occur of the second anniversary of such date of termination of directorship and the expiration of the Option Period.

7.03.  Automatic Termination.  Any Option or any portion thereof that does not
       ---------------------
become exercisable within six (6) years after the Date of Grant thereof shall automatically terminate on such sixth anniversary of the Date of Grant.

                                 ARTICLE VIII

                       PROVISIONS APPLICABLE TO THE PLAN
                       ---------------------------------

8.01.  Duration of the Plan.  The Plan shall continue in effect until it is
       --------------------
terminated by action of the Board, but such termination shall not affect the terms of any then-outstanding Options.

8.02.  Adjustments.
       -----------

  (a)  Changes to Capital Structure; Need for Adjustment. The existence of
       -------------------------------------------------
outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock (Nonvoting) or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     Except as otherwise expressly provided in Sections (b) or (c) of this
Section 8.02, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect or necessitate any adjustment to the number, class or price of shares of Common Stock (Nonvoting) then subject to outstanding Options.

     (b)  Adjustment of Options on Recapitalization.  The aggregate number of
          -----------------------------------------
shares of Common Stock (Nonvoting) for which Options may be granted to persons participating under the Plan, the number of shares covered by each outstanding option, and the exercise price per share for each such option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock (Nonvoting) of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or any other distribution to all holders of Common Stock (Nonvoting) other than normal cash dividends; provided, however, that any Options to purchase fractional shares resulting from any such adjustment shall be eliminated.

     (c)  Adjustment of Options Upon Reorganization.
          -----------------------------------------

          (i) If the Company shall at any time merge or consolidate with or into another corporation and (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the shareholders of Common Stock (Nonvoting) are required to exchange their shares for property and/or securities, the holder of each Option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock (Nonvoting) then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such Option.

          (ii) The resulting corporation following any reorganization may at any time, in its sole discretion, tender substitute options as it may deem appropriate. However, in no event may the substitute options entitle an Optionee under the Plan to any fewer shares (or at any greater aggregate price) or any less other property than the Optionee would be entitled to under the immediately preceding paragraph upon an exercise of the Options held prior to the substitution of the new option.

8.03.  Amendments of the Plan.  The Board may amend this Plan as it shall deem
       ----------------------
advisable, subject to any requirements of stockholder approval imposed by applicable law; provided, however, that the Plan may not be amended in a manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) promulgated under Section 16 of the Exchange Act. No amendment may impair the rights of a holder of an outstanding Option without the consent of such holder.

                                  ARTICLE IX

                              REQUIREMENTS OF LAW
                              -------------------

9.01. The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Act"), with respect to the shares of Common Stock (Nonvoting) covered by an Option, the Company shall not be required to issue shares upon exercise of any Option unless: (i) the Company has received evidence satisfactory to it to the effect that the holder of such Option is acquiring such shares for investment and not with a view to the distribution thereof; or
(ii) an opinion of counsel to the Company has been received by the Company, in a form and substance which is deemed acceptable by the Company, to the effect that a registration statement is not required. Any determination in this connection by the Company shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act, the Company may imprint the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Act:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                                   ARTICLE X

                                USE OF PROCEEDS
                                ---------------

10.01. The proceeds of the sale of Common Stock (Nonvoting) pursuant to the exercise of the Options will be used for the Company's general corporate purposes.

                                  ARTICLE XI

                            INDEMNIFICATION OF THE
                              BOARD OF DIRECTORS
                              ------------------

11.01. Each member of the Board shall be indemnified and held harmless by the Company for all loss, liabilities, costs and expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding regarding administration of the Plan in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be a member of the Board at the time of incurring such loss, liabilities, costs and expenses. Notwithstanding any of the foregoing, no member of the Board shall be entitled to such indemnification from the Company for any loss, liabilities, costs and expenses incurred by him: (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board; or (ii) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. Moreover, no right of indemnification under the provisions set forth herein shall be available to or enforceable against the Company by any such member the Board unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board and shall be in addition to all other rights to which such member of the Board may be entitled as a matter of law, contract or otherwise.

                                  ARTICLE XII

                                  WITHHOLDING
                                  -----------

     The Company's obligation to deliver shares upon the exercise of any Option hereunder shall be subject to applicable federal, state and local tax withholding requirements.

                                 ARTICLE XIII

                              GENERAL PROVISIONS
                              ------------------

13.01.  Effect on Service.  Neither the adoption of this Plan, its operation,
        -----------------
nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any Participant any right to continue service as a member of the Board.

13.02.  Unfunded Plan.  The Plan, insofar as it provides for grants, shall be
        -------------
unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

13.03.  Rules of Construction.  Headings are given to the articles and sections
        ---------------------
of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04   Applicable Law.  The Plan shall be construed, governed and enforced in
        --------------
accordance with the laws of the State of Delaware, without regard to choice of law principles.